[Smith Barney Logo]

Smith Barney
Oregon
Municipals
Fund

A N N U A L   R E P O R T

April 30, 1998


[Smith Barney Logo]


Smith Barney Mutual Funds
Investing for your future.
Every day.(SM)

[Photo of Heath B. McLendon]

HEATH B.
MCLENDON

Chairman


[Photo of Peter M. Coffey]

PETER M.
COFFEY

Vice President

Smith Barney
Oregon
Municipals
Fund

Dear Shareholder:

We are pleased to provide the annual report for the Smith
Barney Oregon Municipals Fund ("Fund") for the year ended April 30, 1998. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.


Performance and Investment Strategy Update
For the year ended April 30, 1998, the Fund's Class A shares returned 9.97% before the deduction of any sales charges. In comparison, the Fund's Lipper Analytical Services, Inc. ("Lipper") peer group average had a total return of 8.57% during the same period. (Lipper is an independent fund-tracking organization.) Performance information for the Fund's other share classes can be found beginning on page five.


Based on its net asset value ("NAV") of $10.76 as of April 30, 1998, and the current monthly income distribution rate of $0.043 for Class A shares, the Fund's annualized distribution rate is 4.80%. For an Oregon investor in a combined federal and state tax bracket of 41.76%, the Fund's tax-exempt yield of 4.80% is equivalent to a taxable yield of 8.24%. (This figure assumes an investors is in a federal income tax bracket of 36%.)


During the reporting period, the Fund continued to own mostly good quality, higher-coupon bonds. In selecting investments for the Fund, we tend to place greater emphasis on providing current income rather than total return. As of April 30, 1998, the Fund's dollar-weighted average life was roughly 12 years and nearly 95% of the Fund's holdings were rated investment grade. (The weighted average life differs from the average weighted maturity in that it shows the length of time before the first optional call date rather than the maturity life of the bond.) In addition, approximately 36% of the Fund's portfolio was rated AAA, the highest quality bond rating. (Investment-grade bonds are those rated in one of the four highest ratings categories by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.)


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            1

Oregon Economic Highlights

Oregon's low level of tax-supported debt and robust economic growth in recent years has enabled the state to continue to enjoy strong credit ratings. As of March 30, 1998, Oregon's general obligation bonds were rated in the double-A category by all three major bond rating services, Moody's, Standard & Poor's and Fitch IBCA. We remain positive regarding Oregon's long-term economic prospects relative to the rest of the U.S.

Oregon has been able to accommodate a mandated shift in school funding caused by the passage of ballot measure 50 last year. (Measure 50 is a "cut and cap" property tax limitation approved by Oregon voters in May 1997 that preserves tax relief for property owners.) Despite the cap on local taxes and the fact that Oregon still must absorb the costs of the new limits imposed on school districts, the state's sound financial management practices have enabled it to successfully meet the challenges of maintaining current school funding and rising prison costs.

Municipal Bond Market and Economic Overview

During the past year, domestic bond market performance was driven primarily by a healthy economy with low inflation and the uncertainties that continue to cloud many of the world's major stock markets. Despite robust consumer demand and labor shortages in many areas, consumer prices remained fairly stable while wholesale prices for many commodities, particularly oil, actually fell. The Gross Domestic Product ("GDP"), which measures the total output of goods and services produced, grew at an annual rate of nearly 4% in 1997 and continued at about the same rate in the first quarter of 1998.

In late October 1997, the U.S. stock market experienced its first major shock during its record-setting seven-year rise when the Dow Jones Industrial Average (a price-weighted average of 30 actively traded blue chip stocks) fell more than 554 points, the largest single-day point drop in stock market history. The stock market plunge was triggered by concerns that Asia's spreading economic and financial crisis might eventually impact domestic markets. Despite the ease in which U.S. and European stock markets recovered from the downturn, many investors began to shift their attention towards "safe haven" investments such as U.S. Treasury securities. This renewed demand helped push the yield on the bellwether 30-year U.S. Treasury bond, which moves in the opposite direction of its price, to a record low of 5.73% on January 5, 1998.

Just over a year ago, Federal Reserve Board Chairman Alan Greenspan warned against what he viewed as "irrational exuberance" in financial markets. Since that time, the economy has continued to expand, the stock market has soared to even greater heights and in May 1997, unemployment reached its lowest level in more than 20 years. Yet, inflation has remained subdued. Federal Reserve policy-makers have made no changes to monetary policy since March 1997.

--------------------------------------------------------------------------------
2                                             1998 Annual Report to Shareholders

Interest rates, as represented by the 30-year U.S. Treasury bond yields, have dropped for the most part during the reporting period. Similarly, municipal bond yields have also declined, although not as sharply. One result of these historically low interest rates has been a record volume of municipal bond issuance.

In the first quarter of 1998 alone, more than $68 billion of bonds were sold, an increase of roughly 70% from the same period last year. Many municipalities took advantage of the low interest rates by refinancing older, higher-coupon bonds. Moreover, the strength of the economy has filled government coffers and increased their debt capacity while the economic expansion has accelerated demand for more infrastructure improvements, many of which have been on hold in an era of fiscal conservatism.

In our view, this surge in municipal bond supply has created attractive investment opportunities. The massive issuance volume that we have witnessed recently has helped keep municipal bond yields from falling as much as their taxable counterparts. In addition, the oversupply has resulted in a steeper yield curve than U.S. Treasury securities and consequently created new investment opportunities, especially in the longer-term issues. (The yield curve shows the difference between short- and long-term yields.)

Municipal Bond Market Outlook

We remain bullish on the prospects for the municipal bond market in the coming months. We believe our positive outlook is supported by the following four factors:

[bullet] The full impact of the Asian crisis on the U.S. economy has yet to be realized. Economic strength continued into the first quarter of this year, but we attribute much of that to temporary factors such as unusually warm weather. As Asian companies attempt to recover, domestic companies will face fierce competition and that will tend to hold prices down and help to contain any emerging inflationary pressures.

[bullet] The rate of inflation remains historically low. Salomon Smith Barney research forecasts a Consumer Price Index increase of approximately a 1.3% annual rate for 1998, well below the roughly 5.5% annual average since 1970.

[bullet] The reduction of the federal budget, which should also reduce the need for issuing Treasury securities.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            3

[bullet] A significant possibility that the Asian economic and financial recovery will take longer than many investment professionals currently anticipate, therefore extending the disinflationary influence on the U.S. economy.

In closing, we would like to thank you for your investment in the Smith Barney Oregon Municipals Fund. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath B. McLendon
Heath B. McLendon
Chairman


/s/ Peter M. Coffey
Peter M. Coffey
Vice President


June 2, 1998

--------------------------------------------------------------------------------
4                                             1998 Annual Report to Shareholders

Historical Performance -- Class A Shares


                                    Net Asset Value
                               -------------------------
                                Beginning        End          Income       Capital Gain      Total
Year Ended                       of Year       of Year      Dividends     Distributions     Returns(1)
----------------------------   -----------   -----------   -----------   ---------------   -----------
4/30/98                        $ 10.27       $ 10.76       $ 0.52        $ 0.00             9.97%
------------------             -------       -------       ------        ------            -----
4/30/97                          10.26         10.27         0.54          0.15             7.01
------------------             -------       -------       ------        ------            -----
4/30/96                          10.09         10.26         0.54          0.06             7.70
------------------             -------       -------       ------        ------            -----
Inception*-4/30/95[dbldag]        9.55         10.09         0.49          0.00            11.08+
------------------             -------       -------       ------        ------            -----
Total                                                      $ 2.09        $ 0.21
------------------                                         ------        ------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares


                                    Net Asset Value
                               -------------------------
                                Beginning        End          Income       Capital Gain      Total
Year Ended                       of Year       of Year      Dividends     Distributions     Returns(1)
----------------------------   -----------   -----------   -----------   ---------------   -----------
4/30/98                        $ 10.26       $ 10.75       $ 0.47        $ 0.00             9.43%
------------------             -------       -------       ------        ------            -----
4/30/97                          10.25         10.26         0.49          0.15             6.48
------------------             -------       -------       ------        ------            -----
4/30/96                          10.09         10.25         0.49          0.06             7.09
------------------             -------       -------       ------        ------            -----
Inception*-4/30/95[dbldag]        9.55         10.09         0.45          0.00            10.59+
------------------             -------       -------       ------        ------            -----
Total                                                      $ 1.90        $ 0.21
------------------                                         ------        ------

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares


                            Net Asset Value
                       -------------------------
                        Beginning        End          Income       Capital Gain      Total
Year Ended               of Year       of Year      Dividends     Distributions     Returns(1)
--------------------   -----------   -----------   -----------   ---------------   -----------
4/30/98                $ 10.27       $ 10.76       $ 0.46        $ 0.00            9.38%
------------------     -------       -------       ------        ------            -----
4/30/97                  10.26         10.27         0.48          0.15            6.43
------------------     -------       -------       ------        ------            -----
Inception*-4/30/96       10.28         10.26         0.47          0.06            4.99+
------------------     -------       -------       ------        ------            -----
Total                                              $ 1.41        $ 0.21
------------------                                 ------        ------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            5

Average Annual Total Return


                                         Without Sales Charge(1)
                               --------------------------------------------
                                   Class A          Class B        Class C
                               --------------   --------------   ----------
Year Ended 4/30/98             9.97%            9.43%            9.38%
----------------------------   ----             ----             -----
Inception* through 4/30/98     9.07[dbldag]     8.52[dbldag]     7.02
----------------------------   ----             ----             -----


                                           With Sales Charge(2)
                               --------------------------------------------
                                   Class A          Class B        Class C
                               --------------   --------------   ----------
Year Ended 4/30/98             5.55%            4.93%            8.38%
----------------------------   ----             ----             -----
Inception* through 4/30/98     7.94[dbldag]     8.12[dbldag]     7.02
----------------------------   ----             ----             -----

--------------------------------------------------------------------------------
Cumulative Total Return



                                          Without Sales Charge(1)
                                         --------------------------
Class A (Inception* through 4/30/98)           40.78%[dbldag]
--------------------------------------         -----
Class B (Inception* through 4/30/98)           37.99[dbldag]
--------------------------------------         -----
Class C (Inception* through 4/30/98)           22.22
--------------------------------------         -----

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.00% and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A and B shares is May 23, 1994 and May 16, 1995 for Class C shares.

[dbldag] Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been:


                                                          Class A      Class B
                                                         ---------   ----------
Inception*through 4/30/95                                 6.23%       5.55%
---------------------------------------------------      -----       -----
Inception* through 4/30/98:
 Average Annual Total Return Without Sales Charge         7.38        6.68
 Average Annual Total Return With Sales Charge            5.89        5.77
---------------------------------------------------      -----       -----
Cumulative Total Return                                  23.29%      20.94%
---------------------------------------------------      -----       -----



--------------------------------------------------------------------------------
6                                             1998 Annual Report to Shareholders

 Historical Performance (unaudited)

               Growth of $10,000 Invested in Class A and B Shares
                   of Smith Barney Oregon Municipals Fund vs.
                    the Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             May 1994 -- April 1998

[Line Chart]

         SB Oregon Municipals     SB Oregon Municipals      Lehman Brothers
         Fund Class A Shares      Fund Class B Shares     Municipal Bond Index
5/23/94         9598                     10000                   10000
10/94           9822                      9762                    9830
4/95           10662                     10609                   10574
10/95          11389                     11385                   11289
4/96           11483                     11442                   11414
10/96          12062                     12109                   11932
4/97           12287                     12310                   12172
10/97          13149                     13259                   12946
4/30/98        13512                     13599                   13305


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on May 23, 1994, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through April 30, 1998. In addition, there is an hypothetical illustration of $10,000 invested in Class B shares at inception on May 23, 1994, assuming deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class of shares may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

* This figure includes the effect of the cash contribution to capital from the investment adviser.

--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            7

Portfolio Highlights (unaudited)                                  April 30, 1998

Portfolio Breakdown


[Pie Chart]


Pollution Control 1.5%
Miscellaneous 7.9%
Tax Allocation 0.8%
Education 12.9%
Utilities 1.7%
General Obligation 26.2%
Industrial Development 3.4%
Short Term 1.9%
Water and Sewer 10.5%
Hospitals 3.8%
Life Care Systems 3.0%
Transportation 7.5%
Housing 18.9%


Summary of Investments by Combined Ratings


                          Standard &       Percentage of
  Moody's      and/or       Poor's       Total Investments
-----------   --------   ------------   ------------------
   Aaa                        AAA               35.5%
    Aa                        AA                19.4
    A                          A                24.5
   Baa                        BBB               14.0
    NR                        NR                 4.7
P-1/VMIG1                     A-1                1.9
                                               -----
                                               100.0%
                                               =====

--------------------------------------------------------------------------------
8                                             1998 Annual Report to Shareholders

Schedule of Investments                                           April 30, 1998


--------------------------------------------------------------------------------

     FACE
    AMOUNT      RATING                          SECURITY                             VALUE
-------------- -------- ------------------------------------------------------- --------------
Education -- 12.9%
 $ 1,000,000   AAA      Marion County School District No. 103C, Woodburn
                        Deferred Interest, Series B, FGIC-Insured, zero
                        coupon due 11/2/12                                       $   495,000
     500,000   AAA      Multnomah County Educational Facilities Revenue,
                        (University of Portland Project), Refunding Bonds,
                        AMBAC-Insured 5.000% due 4/1/18                              487,500
   1,000,000   AAA      Oregon Health Sciences University Revenue, Series A,
                        MBIA-Insured, zero coupon due 7/1/13                         467,500
   1,000,000   AA       Oregon State Board Higher Education, Series A, 6.000%
                        due 8/1/26                                                 1,073,750
     430,000   A1*      Oregon State Health, Housing, Educational & Cultural
                        Facilities Authority, (Oak Tree Foundation Project),
                        Series A, 6.100% due 5/1/15                                  452,575
     500,000   AAA      Southwestern Oregon Community College District,
                        AMBAC-Insured, 5.600% due 6/1/16                             516,250
     500,000   AAA      Washington County School District No. 088J, (Sherwood
                        Project), FSA-Insured, 6.100% due 6/1/12                     541,250
-------------- ---      -------------------------------------------------------  -----------
                                                                                   4,033,825
                                                                                 -----------
General Obligation -- 26.2%
     450,000   AAA      Chemeketa Community College District GO, FGIC-Insured,
                        5.800% due 6/1/12                                            482,625
   1,000,000   AAA      Clackamas & Washington Counties School District
                        No. 003 JT, FGIC-Insured, 5.000% due 6/1/16                  983,750
     500,000   AAA      Lane County Bethel GO, School District No. 052,
                        FGIC-Insured, 6.400% due 12/1/09                             565,625
     500,000   AAA      Lincoln County School District GO, Series 95,
                        FGIC-Insured, 5.250% due 6/15/12 Oregon State                513,750
                        Veterans Welfare GO:
     500,000   AA        Series 76A, 5.900% due 10/1/17                              529,375
     500,000   AA        Series 77, 5.200% due 10/1/18                               496,250
                        Puerto Rico Commonwealth GO:
   1,500,000   A         Capital Appreciation, Public Improvement,
                         zero coupon due 7/1/14                                      661,875
   1,500,000   AAA       MBIA Insured, 4.875% due 7/1/23                           1,423,125
   1,000,000   A         Public Improvement Refunding Bonds, 5.500%
                         due 7/1/13                                                1,045,000
   1,000,000   Aa3*     Washington, Multnomah & Yamhill Counties, School
                        District No. 1J, Refunding Bonds, 5.000% due 11/1/14         995,000
     500,000   AAA      Yamhill County School District No. 040, FGIC-Insured,
                        5.600% due 6/1/16                                            519,375
-------------- ---      -------------------------------------------------------  -----------
                                                                                   8,215,750
                                                                                 -----------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                            9

Schedule of Investments (continued)                               April 30, 1998


--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                          SECURITY                              VALUE
------------ -------- -------------------------------------------------------- --------------
Hospitals -- 3.8%
 $  595,000  BBB+     Klamath Falls Intercommunity Hospital Authority
                      Revenue, (Gross-Merle West Medical Center Project),
                      7.100% due 9/1/24(a)                                       $  653,013
    500,000  BBB      Puerto Rico Industrial Tourist Education, Medical &
                      Environmental Control Facilities, (Ryder Memorial
                      Hospital Project), Series A, 6.700% due 5/1/24                539,375
------------ ----     --------------------------------------------------------  -----------
                                                                                  1,192,388
                                                                                -----------
Housing: Multi-Family -- 10.1%
    215,000  Aa2*     Oregon State Housing & Community Services, Housing
                      & Finance Revenue Bonds, Assisted or Insured Multi-
                      Unit Mortgages, Series A, FHA-Insured, 6.800%
                      due 7/1/13                                                    227,631
                      Portland Housing Authority, Multi-Family Revenue,
                      Series A:
    500,000  Aa1*       Cherry Blossom Apartments, GNMA-Collateralized,
                        6.100% due 12/20/26(b)                                      533,750
  1,000,000  A1*        Cherry Ridge Project, 6.250% due 5/1/12(b)                1,047,500
    300,000  NR         Senior Lien Revenue, (Fairview Woods Project),
                        6.875% due 8/1/14                                           310,125
  1,000,000  A1*      Washington County Housing Authority, Multi-Family
                      Revenue, (Bethany Meadows Project), 6.250% due
                      8/1/13(b)                                                   1,051,250
------------ ----     --------------------------------------------------------  -----------
                                                                                  3,170,256
                                                                                -----------
Housing: Single-Family -- 8.8%
                      Oregon State Housing & Community Services, Mortgage
                      Revenue Bonds, Single-Family Mortgage Program:
  1,000,000  Aa2*       Series B, 6.875% due 7/1/28(a)                            1,067,500
    485,000  Aa2*       Series D, 6.500% due 7/1/24(b)                              514,706
    495,000  AAA      Puerto Rico Housing Bank & Finance Agency, Single-
                      Family Mortgage Revenue, Affordable Housing
                      Mortgage-Portfolio I, GNMA/FNMA/FHLMC -
                      Collateralized, 6.250% due 4/1/29(b)                          523,462
    620,000  AAA      Virgin Islands HFA, Single-Family Mortgage Revenue,
                      Program A, GNMA-Collateralized, 6.450% due
                      3/1/16(b)                                                     656,425
------------ ----     --------------------------------------------------------  -----------
                                                                                  2,762,093
                                                                                -----------
Industrial Development -- 3.4%
  1,000,000  Baa2*    Oregon State EDR, Georgia-Pacific Corp., Series CVLII,
                      6.350% due 8/1/25(b)                                        1,052,500
------------ ----     ----------------------------------------------------      -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------

10                                            1998 Annual Report to Shareholders

 Schedule of Investments (continued)                              April 30, 1998


--------------------------------------------------------------------------------

    FACE
   AMOUNT     RATING                          SECURITY                              VALUE
------------ -------- -------------------------------------------------------- --------------
Life Care Systems -- 3.0%
 $  400,000  NR       Albany Hospital Facilities Authority Revenue, Mennonite
                      Home of Albany Inc., 5.900% due 10/1/20                    $  404,500
    500,000  NR       Clackamus County Hospital Facilities Authority Revenue,
                      (Robison Jewish Home Project), 6.250% due 10/1/28             528,125
------------ -------- --------------------------------------------------------  -----------
                                                                                    932,625
                                                                                -----------
 Miscellaneous -- 7.9%
    600,000  A2*      Oregon State Bond Bank Revenue, Economic
                      Development Department, Series 1, 6.700% due
                      1/1/15                                                        654,000
    500,000  AAA      Oregon State Department of Administrative Services,
                      COP, Series A, AMBAC-Insured, 5.800% due 5/1/24               529,375
    500,000  Baa*     Puerto Rico Housing Bank & Finance Agency, Kidder,
                      7.500% due 12/1/06                                            583,750
    500,000  BBB-     Virgin Islands Public Finance Authority Revenue, Senior
                      Lien, Series A, 5.500% due 10/1/18                            495,000
    200,000  NR       Western Generation Agency, (Wauna Cogeneration
                      Project), Series B, 7.250% due 1/1/09(b)                      215,000
------------ -------- --------------------------------------------------------  -----------
                                                                                  2,477,125
                                                                                -----------
Pollution Control -- 1.5%
    450,000  A-       Port Umpqua Pollution Control, (International Paper
                      Company Projects), Series A, 5.050% due 6/1/09                452,813
------------ -------- --------------------------------------------------------  -----------
Short-Term (c) -- 1.9%
    600,000  VMIG1*   Port St. Helens PCR, Portland General Electric Company,
                      5.000% due 4/1/10                                             600,000
------------ --------- -------------------------------------------------------  -----------
Tax Allocation -- 0.8%
    250,000  A-       Medford Urban Renewal Agency, Tax Revenue, Series A,
                      5.875% due 9/1/10                                             261,563
------------ -------- --------------------------------------------------------  -----------
Transportation -- 7.5%
    400,000  AAA      Port Portland Airport Revenue, Portland International
                      Airport, Series 10, FGIC-Insured, 5.750% due 7/1/25(b)        413,500
  1,500,000  A        Puerto Rico Commonwealth Highway & Transportation
                      Authority, Highway Revenue, Series Y, 5.000% due
                      7/1/36                                                      1,408,125
    500,000  Baa3*    Puerto Rico Port Authority Revenue, Special Facilities,
                      American Airlines, Series A, 6.250% due 6/1/26(b)             540,000
------------ -------- --------------------------------------------------------  -----------
                                                                                  2,361,625
                                                                                -----------
     Utilities -- 1.7%
    500,000  BBB      Guam Power Authority Revenue, Series A, 6.300% due
                      10/1/22                                                       527,500
------------ -------- --------------------------------------------------------  -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           11

Schedule of Investments (continued)                               April 30, 1998


    FACE
   AMOUNT     RATING                         SECURITY                             VALUE
------------ -------- ------------------------------------------------------ --------------
Water and Sewer -- 10.5%
 $  250,000  A+       Beavertown Water Revenue, Series 1994, 6.125% due
                      6/1/14                                                    $    265,312
    500,000  AAA      Canby Sewer Revenue Refunding Bonds, FSA-Insured,
                      5.250% due 12/1/17                                            501,875
    360,000  A+       Clackamas County Service District No. 001, Sewer
                      Revenue, 6.375% due 10/1/14                                   393,750
    500,000  AAA      Klamath Falls Water Revenue, FSA-Insured, 5.600%
                      due 7/1/16                                                    513,125
  1,000,000  AAA      Portland Sewer System Revenue Refunding Bonds,
                      Series A, FGIC-Insured, 5.000% due 6/1/15                     983,750
    600,000  Aa1*     Port Umatilla Water Revenue, 6.650% due 8/1/22(b)             645,750
-----------  ---      ------------------------------------------------------    -----------
                                                                                  3,303,562
                                                                                -----------
                      TOTAL INVESTMENTS -- 100%
                      (Cost--$29,875,731**)                                     $31,343,625
                      --------------------------------------------------------  -----------

(a) Security segregated by Custodian for open purchase committments.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**  The cost for Federal income tax purposes is $29,564,045.


    See pages 13 and 14 for definition of ratings and certain security description.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1998 Annual Report to Shareholders

Bond Ratings

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except those identified by an asterisk(*) are rated by Moody's Investors Service Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:


Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.



AAA        -- Bonds rated "AAA" have the highest rating assigned by Standard &
              Poor's. Capacity to pay interest and repay principal is extremely strong.
AA         -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A          -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB        -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.



Aaa        -- Bonds that are rated "Aaa" are judged to be of the best quality.
              They carry the smallest degree of investment risk and are
              generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
              Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A          -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade
              obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa        -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative charactristics as well.
NR    --   Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           13

Short-Term Security Ratings


SP-1       -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1        -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1     -- Moody's highest rating for issues having a demand feature--VRDO.
P-1        -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- AMBAC Indemnity Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility Construction Loan Insurance
CONNIE     -- College Construction Loan
  LEE         Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
EDR        -- Economic Development Revenue
ETM        -- Escrowed To Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage Corporation
FLAIRS     -- Floating Adjustable Interest Rate Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage Association
GO         -- General Obligation
HDC        -- Housing Development Corporation


HFA        -- Housing Finance Authority
IDA        -- Industrial Development Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors Assurance Corporation
MVRICS     -- Municipal Variable Rate lnverse Coupon Security
PCR        -- Pollution Control Revenue
PSF        -- Permanent School Fund
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest Tax-Exempt Securities
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation Notes
SYCC       -- Structured Yield Curve Certificate
VA         -- Veterans Administration
VRDD       -- Variable Rate Daily Demand
VRWE       -- Variable Rate Wednesday Demand



--------------------------------------------------------------------------------
14                                            1998 Annual Report to Shareholders

Statement of Assets and Liabilities                               April 30, 1998


------------------------------------------------------------------------------

ASSETS:
 Investments, at value (Cost -- $29,875,731)                  $31,343,625
 Receivable for securities sold                                2,763,663
 Receivable for Fund shares sold                                 198,115
 Interest receivable                                             482,638
 Receivable from investment advisor                               53,166
 Deferred organization costs                                       6,770
------------------------------------------------------------- -----------
 Total Assets                                                 34,847,977
------------------------------------------------------------- -----------
LIABILITIES:
 Payable for securities purchased                              3,620,386
 Management fees payable                                           9,790
 Payable to bank                                                   7,623
 Distribution fees payable                                         5,446
 Accrued expenses                                                 33,052
------------------------------------------------------------- -----------
 Total Liabilities                                             3,676,297
------------------------------------------------------------- -----------
Total Net Assets                                              $31,171,680
------------------------------------------------------------- -----------
NET ASSETS:
 Par value of shares of beneficial interest                   $     2,899
 Capital paid in excess of par value                           29,519,728
 Undistributed net investment income                               13,447
 Accumulated net realized gain from security transactions         167,712
 Net unrealized appreciation of investments                     1,467,894
------------------------------------------------------------- -----------
Total Net Assets                                              $31,171,680
------------------------------------------------------------- -----------
Shares Outstanding:
  Class A                                                      1,149,605
------------------------------------------------------------------------------
  Class B                                                      1,552,771
------------------------------------------------------------------------------
  Class C                                                        196,135
------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                              $    10.76
------------------------------------------------------------------------------
  Class B *                                                   $    10.75
------------------------------------------------------------------------------
  Class C **                                                  $    10.76
------------------------------------------------------------------------------

Class A Maximium Public Offering Price Per Share
  (net asset value plus 4.17% of net asset value per share)   $    11.21
------------------------------------------------------------- -----------

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           15

 Statement of Operations                       For the Year Ended April 30, 1998


INVESTMENT INCOME:
 Interest                                                              $1,576,699
--------------------------------------------------------------------   -----------
EXPENSES:
 Distribution fees (Note 4)                                               127,233
 Investment advisory fees (Note 4)                                         84,332
 Administration fees (Note 4)                                              56,221
 Audit and legal                                                           31,300
 Trustees' fees                                                            27,500
 Shareholder communications                                                25,500
 Shareholder and system servicing fees                                     23,394
 Amortization of deferred organization costs                                6,774
 Registration fees                                                          6,500
 Pricing service fees                                                       6,300
 Custody                                                                    1,700
 Other                                                                      5,157
--------------------------------------------------------------------   -----------
 Total Expenses                                                           401,911
 Less: Investment advisory and administration fee waivers (Note 4)       (130,763)
--------------------------------------------------------------------   -----------
 Net Expenses                                                             271,148
--------------------------------------------------------------------   -----------
Net Investment Income                                                   1,305,551
--------------------------------------------------------------------   -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 5):
 Realized Gain From Security Transactions
 (excluding short-term securities):
  Proceeds from sales                                                  13,699,221
  Cost of securities sold                                              13,531,509
--------------------------------------------------------------------   -----------
 Net Realized Gain                                                        167,712
--------------------------------------------------------------------   -----------
 Change in Net Unrealized Appreciation of Investments:
  Beginning of year                                                       475,768
  End of year                                                           1,467,894
--------------------------------------------------------------------   -----------
 Increase in Net Unrealized Appreciation                                  992,126
--------------------------------------------------------------------   -----------
Net Gain on Investments                                                 1,159,838
--------------------------------------------------------------------   -----------
Increase in Net Assets From Operations                                 $2,465,389
--------------------------------------------------------------------   -----------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                          1998 Annual Report to Shareholders

 Statements of Changes in Net Assets               For the Years Ended April 30,


                                                                               1998              1997
                                                                         ---------------   ----------------
OPERATIONS:
 Net investment income                                                   $ 1,305,551        $ 1,033,869
 Net realized gain+                                                          167,712             79,876
 Increase in net unrealized appreciation                                     992,126            228,129
----------------------------------------------------------------------   ------------       -------------
 Increase in Net Assets From Operations                                    2,465,389          1,341,874
----------------------------------------------------------------------   ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                                                    (1,284,672)        (1,041,562)
 Net realized gains                                                               --           (268,962)
 Excess of net realized gains                                                     --            (45,630)
----------------------------------------------------------------------   ------------       -------------
 Decrease in Net Assets From Distributions to Shareholders                (1,284,672)        (1,356,154)
----------------------------------------------------------------------   ------------       -------------
FUND SHARE TRANSACTIONS (NOTE 6):
 Net proceeds from sale of shares                                          7,708,928          7,070,944
 Net asset value of shares issued for reinvestment of dividends              834,873            973,006
 Cost of shares reacquired                                                (2,418,872)        (2,158,560)
----------------------------------------------------------------------   ------------       -------------
 Increase in Net Assets From Fund Share Transactions                       6,124,929          5,885,390
----------------------------------------------------------------------   ------------       -------------
Increase in Net Assets                                                     7,305,646          5,871,110
NET ASSETS:
 Beginning of year                                                        23,866,034         17,994,924
----------------------------------------------------------------------   ------------       -------------
 End of year*                                                            $31,171,680        $23,866,034
----------------------------------------------------------------------   ------------       -------------
* Includes undistributed (overdistributed) net investment income of:         $13,447            ($7,432)
----------------------------------------------------------------------   ------------       -------------

+ Due to a prior period's cash contribution, net realized gains for Federal income tax purposes were $186,960 and $131,967 for the years ended April 30, 1998 and 1997.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           17

Notes to Financial Statements

1. Significant Accounting Policies

Smith Barney Oregon Municipals Fund ("Fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.


The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) direct expenses are charged to the Fund and each class; investment advisory, administration fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, organization costs have been deferred and are being amortized on a straight-line method over a five-year period, beginning with the commencement of the Fund's operations in May 1994.

2. Fund Concentration
Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting Oregon.

3. Exempt-Interest Dividends and Other Distributions
The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.



--------------------------------------------------------------------------------
18                                            1998 Annual Report to Shareholders

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

4. Investment Advisory Agreement, Administration Agreement and
   Affiliated Transactions
Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays MMC an investment advisory fee calculated at an annual rate of 0.30% of the Fund's average daily net assets. This fee is calculated daily and paid monthly. MMC waived a portion of the investment advisory fees for the Fund for the year ended April 30, 1998.

MMC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. MMC waived a portion of its administration fees for the year ended April 30, 1998.

Smith Barney Inc. ("SB"), another subsidiary of SSBH, acts as distributor of the Fund's shares. For the year ended April 30, 1998, SB received sales charges of approximately $37,000 on sales of the Fund's Class A shares.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. For the year ended April 30, 1998, CDSCs paid to SB for Class B shares were approximately $23,000.

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended April 30, 1998, total Distribution Plan fees incurred were:


                            Class A     Class B      Class C
                           ---------   ---------   ----------
Distribution Plan Fees     $16,841     $99,462      $10,930
------------------------   -------     -------      -------

All officers and one Trustee of the Fund are employees of SB.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           19

5. Investments
During the year ended April 30, 1998, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:


Purchases     $20,526,974
-----------   -----------
Sales          13,699,221
-----------   -----------

At April 30, 1998, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:


Gross unrealized appreciation      $1,816,612
Gross unrealized depreciation         (37,032)
-------------------------------    ----------
Net unrealized appreciation        $1,779,580
-------------------------------    ----------

6. Shares of Beneficial Interest

At April 30, 1998, the Fund had an unlimited number of shares of beneficial interest authorized with par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.


At April 30, 1998, total paid-in capital amounted to the following for each class:


                              Class A          Class B         Class C
                          --------------   --------------   -------------
Total Paid-in Capital     $11,640,816      $15,809,076      $2,072,735
-----------------------   -----------      -----------      ----------


--------------------------------------------------------------------------------
20                                            1998 Annual Report to Shareholders

Transactions in shares of each class were as follows:



                                            Year Ended                       Year Ended
                                          April 30, 1998                   April 30, 1997
                                  ------------------------------   ------------------------------
                                     Shares           Amount          Shares           Amount
                                  ------------   ---------------   ------------   ---------------
Class A
Shares sold                          227,196      $  2,433,102        237,837      $  2,454,025
Shares issued on reinvestment         32,120           344,459         39,968           413,807
Shares redeemed                      (61,216)         (654,241)       (59,500)         (617,925)
-------------------------------      -------      ------------        -------      ------------
Net Increase                         198,100      $  2,123,320        218,305      $  2,249,907
-------------------------------      -------      ------------        -------      ------------
Class B
Shares sold                          358,803      $  3,835,768        416,538      $  4,304,476
Shares issued on reinvestment         40,875           437,701         50,591           523,371
Shares redeemed                     (132,271)       (1,424,718)      (143,827)       (1,494,579)
-------------------------------     --------      ------------       --------      ------------
Net Increase                         267,407      $  2,848,751        323,302      $  3,333,268
-------------------------------     --------      ------------       --------      ------------
Class C
Shares sold                          133,622      $  1,440,058         30,102      $    312,443
Shares issued on reinvestment          4,905            52,713          3,461            35,828
Shares redeemed                      (31,329)         (339,913)        (4,448)          (46,056)
-------------------------------     --------      ------------       --------      ------------
Net Increase                         107,198      $  1,152,858         29,115      $    302,215
-------------------------------     --------      ------------       --------      ------------




--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           21

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year:



Class A Shares                             1998          1997          1996                1995(1)
------------------------------------   -----------   -----------   -----------   --------------------------
Net Asset Value, Beginning of Year       $ 10.27      $ 10.26       $ 10.09           $      9.55
------------------------------------     -------      -------       -------           -----------
Income From Operations:
 Net investment income(2)                   0.53         0.54          0.55                  0.49
 Net realized and unrealized gain           0.48         0.16          0.22                  0.54
------------------------------------     -------      -------       -------           -----------
Total Income From Operations                1.01         0.70          0.77                  1.03
------------------------------------     -------      -------       -------           -----------
Less Distributions From:
 Net investment income                    ( 0.52)       (0.54)        (0.54)                (0.49)
 Net realized gains                           --        (0.13)       ( 0.06)                  --
 Excess of net realized gains                 --        (0.02)           --                   --
------------------------------------     -------      --------      --------          -----------
Total Distributions                        (0.52)       (0.69)        (0.60)                (0.49)
------------------------------------     -------      --------      --------          -----------
Net Asset Value, End of Year             $ 10.76      $ 10.27       $ 10.26           $     10.09
------------------------------------     -------      --------      --------          -----------
Total Return(3)                             9.97%        7.01%         7.70%                11.08%[dbldag]
------------------------------------     -------      --------      --------          -----------
Net Assets, End of Year (000s)           $12,371      $ 9,769      $  7,520          $      6,323
------------------------------------     -------      --------      --------          -----------
Ratios to Average Net Assets:
 Expenses(2)                                0.65%        0.65%         0.66%                0.82%+
 Net investment income                      4.96         5.21          5.21                  5.28+
------------------------------------     -------      --------      --------          -----------
Portfolio Turnover Rate                       49%          37%           75%                  30%
------------------------------------     -------      --------      --------          -----------

(1) For the period from May 23, 1994 (inception date) to April 30, 1995.
(2) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1998, April 30, 1997, April 30, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                           Expense Ratios
                          Per Share Decreases                          Without Fee Waivers
                       to Net Investment Income                        and Reimbursements
              ------------------------------------------- ---------------------------------------------
                 1998       1997       1996       1995         1998       1997       1996        1995
              ---------- ---------- ---------- ----------   ---------- ---------- ---------- ------------
    Class A     $ 0.05     $ 0.07     $ 0.11     $ 0.12         1.12%      1.41%      1.75%       2.05%+

(3) Total return for Class A shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $251,349. Without this cash contribution the total return would have been 6.23%.
[dbldag] Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
22                                            1998 Annual Report to Shareholders

For a share of each class of beneficial interest outstanding throughout each year:



Class B Shares                             1998          1997          1996            1995(1)
------------------------------------   -----------   -----------   -----------        --------
Net Asset Value, Beginning of Year       $ 10.26       $ 10.25      $ 10.09           $ 9.55
------------------------------------     -------       -------      -------           ------
Income From Operations:
 Net investment income(2)                   0.48          0.48         0.49            0.44
 Net realized and unrealized gain           0.48          0.17         0.22            0.55
------------------------------------     -------       -------      -------           ------
Total Income From Operations                0.96          0.65         0.71            0.99
------------------------------------     -------       -------      -------           ------
Less Distributions From:
 Net investment income                     (0.47)        (0.49)       (0.49)           (0.45)
 Net realized gains                           --         (0.13)       (0.06)             --
 Excess of net realized gains                 --         (0.02)          --              --
------------------------------------     -------       -------      --------          ------
Total Distributions                        (0.47)        (0.64)       (0.55)           (0.45)
------------------------------------     -------       -------      --------          ------
Net Asset Value, End of Year             $ 10.75       $ 10.26      $ 10.25           $10.09
------------------------------------     -------       -------      --------          ------
Total Return(3)                             9.43%         6.48%        7.09%          10.59%[dbldag]
------------------------------------     -------       -------      --------          ------
Net Assets, End of Year (000s)           $16,691       $13,184      $ 9,861           $6,558
------------------------------------     -------       -------      --------          ------
Ratios to Average Net Assets:
 Expenses(2)                                1.17%         1.17%        1.21%           1.38%+
 Net investment income                      4.44          4.69         4.62             4.74+
------------------------------------     -------       -------      --------          ------
Portfolio Turnover Rate                       49%           37%          75%             30%
------------------------------------     -------       -------      --------          ------

(1) For the period from May 23, 1994 (inception date) to April 30, 1995.
(2) The investment adviser and administrator waived all or part of their fees for the years ended April 30, 1998, April 30, 1997, April 30, 1996 and the period ended April 30, 1995. In addition, the investment adviser has reimbursed the Fund for $53,166, $85,446 and $64,336 in expenses for the years ended April 30, 1997, April 30, 1996 and the period ended April 30, 1995, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:


                                                                                      Expense Ratios
                               Per Share Decreases                                  Without Fee Waivers
                            to Net Investment Income                                and Reimbursements
                -------------------------------------------------   ---------------------------------------------------
                   1998         1997         1996         1995         1998         1997         1996          1995
                ----------   ----------   ----------   ----------   ----------   ----------   ----------   ------------
    Class B       $ 0.05       $ 0.07       $ 0.11       $ 0.11         1.63%        1.93%        2.29%         2.59%+

(3) Total return for Class B shares for the period ended April 30, 1995 includes the effect of the cash contribution from the adviser which was made on October 24, 1994. The total amount of this contribution was $221,558. Without this cash contribution the total return would have been 5.55%.
[dbldag]  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           23

For a share of each class of beneficial interest outstanding throughout each year:



Class C Shares                             1998          1997                1996(1)
------------------------------------   -----------   -----------        ------------
Net Asset Value, Beginning of Year      $ 10.27       $ 10.26           $ 10.28
------------------------------------    -------       -------           -------
Income From Operations:
 Net investment income(2)                  0.47          0.47              0.45
 Net realized and unrealized gain          0.48          0.17              0.06
------------------------------------    -------       -------           -------
Total Income From Operations               0.95          0.64              0.51
------------------------------------    -------       -------           -------
Less Distributions From:
 Net investment income                    (0.46)        (0.48)            (0.47)
 Net realized gains                          --         (0.13)            (0.06)
 Excess of net realized gains                --         (0.02)               --
------------------------------------    --------      --------          -------
Total Distributions                       (0.46)        (0.63)            (0.53)
------------------------------------    --------      --------          -------
Net Asset Value, End of Year            $ 10.76       $ 10.27           $ 10.26
------------------------------------    --------      --------          -------
Total Return                               9.38%         6.43%             4.99%[dbldag]
------------------------------------    --------      --------          -------
Net Assets, End of Year (000s)          $ 2,110      $    913           $   614
------------------------------------    --------      --------          -------
Ratios to Average Net Assets:
 Expenses(2)                               1.21%         1.21%             1.25%+
 Net investment income                     4.39          4.66              4.80+
------------------------------------    --------      --------          -------
Portfolio Turnover Rate                      49%           37%               75%
------------------------------------    --------      --------          -------

(1) For the period from May 16, 1995 (inception date) to April 30, 1996.
(2) The investment adviser and administrator waived all or part of their fees for the year ended April 30, 1998, April 30, 1997 and the period ended April 30, 1996. In addition, the investment adviser has reimbursed the Fund for $53,166 and $85,446 in expenses for the year ended April 30, 1997 and the period ended April 30, 1996, respectively. If such fees were not waived and expenses were not reimbursed, the per share effect on the net investment income and the ratios of expenses to average net assets would have been as follows:

                                                           Expense Ratios
                    Per Share Decreases               Without Fee Waivers
                  to Net Investment Income             and Reimbursements
              -------------------------------- ----------------------------------
                 1998       1997       1996         1998       1997        1996
              ---------- ---------- ----------   ---------- ---------- ------------
    Class C     $ 0.04     $ 0.06     $ 0.10         1.67%      1.96%      2.38%+

[dbldag] Total return is not annualized, as it may not be representative of the total return for the year.
+         Annualized.


--------------------------------------------------------------------------------
24                                          1998 Annual Report to Shareholders

Independent Auditors' Report

To the Shareholders and Board of Trustees of the Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney Oregon Municpals Fund as of April 30, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period from May 23, 1994 (commencement of operations) to April 30, 1995, were audited by other auditors whose report thereon, dated June 19, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Smith Barney Oregon Municipals Fund as of April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended, in conformity with generally accepted accounting principles.



[Logo - KPMG Peat Marwick LLP - Signature]



New York, New York
June 12, 1998


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                          25

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended April 30, 1998:


  [bullet] 100% of the dividends paid from net investment income as tax-exempt for regular Federal income tax purposes.



--------------------------------------------------------------------------------
26                                            1998 Annual Report to Shareholders

 Additional Information (unaudited)

On February 6, 1998, a special meeting of shareholders of the Fund was held for the purpose of voting on the following matters:


  1. To elect Trustees of the Fund; and


  2. To approve or disapprove the reclassification, modification and/or elimination of certain fundamental investment policies.


The results of the vote on Proposal 1 were as follows:



                                                 Percentage                      Percentage
                              Shares Voted        of Shares     Shares Voted     of Shares
Name of Trustees                   For              Voted          Against         Voted
------------------------   ------------------   ------------   --------------   -----------
Herbert Barg                   1,438,471.529        94.858%       77,972.076        5.142%
Alfred J. Bianchetti           1,438,471.529        94.858        77,972.076        5.142
Martin Brody                   1,438,471.529        94.858        77,972.076        5.142
Dwight B. Crane                1,438,471.529        94.858        77,972.076        5.142
Burt N. Dorsett                1,438,471.529        94.858        77,972.076        5.142
Elliot S. Jaffe                1,438,471.529        94.858        77,972.076        5.142
Stephen E. Kaufman             1,438,471.529        94.858        77,972.076        5.142
Joseph J. McCann               1,438,471.529        94.858        77,972.076        5.142
Heath B. McLendon              1,438,471.529        94.858        77,972.076        5.142
Cornelius C. Rose, Jr.         1,438,471.529        94.858        77,972.076        5.142
------------------------       -------------        ------        ----------        -----

Proposal 2 requested that shareholders approve certain changes to the fundamental policies of the Fund in order to modernize them in view of certain regulatory, business or industry developments that have occurred since the original adoption of these policies by the Fund. The chart below demonstrates that all proposals were approved by shareholders.

--------------------------------------------------------------------------------
Modification of the Fundamental Policy/Issuance of Senior Securities    Approved
--------------------------------------------------------------------------------
Modification of the Fundamental Policy/Borrowing                        Approved
--------------------------------------------------------------------------------
Modification of the Fundamental Policy/Lending by the Fund              Approved
--------------------------------------------------------------------------------
Modification of the Fundamental Policy/Margin and the Short Sales
 of Securities                                                          Approved
--------------------------------------------------------------------------------
Modification of the Fundamental Policy/Real Estate                      Approved
--------------------------------------------------------------------------------
The information below reports the lowest percentage of shares voting for Proposal 2, the highest percentage of shares voting against and abstaining by shareholders of the Fund on all proposals.



                      Percentage                      Percentage                        Percentage
   Shares Voted        of Shares     Shares Voted      of Shares         Shares         of Shares
        For              Voted          Against          Voted         Abstaining       Abstained
------------------   ------------   --------------   ------------   ----------------   -----------
1,385,965.986            91.396%       23,839.364        1.572%         106,638.255        7.032%
-------------            ------        ----------        -----          -----------        -----


--------------------------------------------------------------------------------
Smith Barney Oregon Municipals Fund                                           27

                     (This page intentionally left blank.)

[Back Cover]

SMITH BARNEY

A Member of Travelers Group [Umbrella Logo]

Smith Barney
Oregon
Municipals Fund

Trustees
Herbert Barg
Alfred J. Bianchetti
Martin Brody
Dwight B. Crane
Burt N. Dorsett
Elliott S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Heath B. McLendon, Chairman
Cornelius C. Rose, Jr.
James J. Crisona, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


Investment Adviser
and Administrator
Mutual Management Corp.

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Transfer Agent
First Data Investors Services
Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of Smith Barney Oregon Municipals Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Funds investment policies and expenses as well as other pertinent information.

Smith Barney
Oregon Municipals Funds
388 Greenwich Street
New York, New York 10013

www.smithbarney.com

FD0955 6/98